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                                                                  EXHIBIT 10.14

                THIRD AMENDMENT TO CONTRACT FOR PURCHASE AND SALE

      This Third Amendment to Contract For Purchase and Sale ("Third Amendment") is made and entered into effective as of July 10, 1997, by and between EYE CARE CENTERS OF AMERICA, INC., a Texas corporation ("Seller") and JOHN D. BYRAM, DALLAS MINI #262, LTD., a Texas limited partnership, and DALLAS MINI #343, LTD., a Texas limited partnership ("Purchaser").

      WHEREAS, Seller and JDB Real Properties, Inc. entered into that certain Contract for Purchase and Sale, with an effective date of June 3, 1997, with respect to certain real property more particularly described on Exhibit "A" attached hereto and made a part hereof; and

      WHEREAS, Seller and JDB Real Properties, Inc. amended said Contract for Purchase and Sale by executing that certain Amendment to Contract for Purchase and Sale dated effective as of July 3,1997; and

      WHEREAS, Seller and JDB Real Properties, Inc. amended said Contract for Purchase and Sale by executing that certain Second Amendment to Contract for Purchase and Sale, dated effective as of July 10, 1997 (said Contract for Purchase and Sale, as amended being hereinafter referred to as the "Contract"); and

      WHEREAS, JDB Real Properties, Inc. has assigned its rights under the Contract to Purchaser; and

      WHEREAS, Seller and Purchaser have again agreed to amend the Contract according to the terms and conditions set forth herein.

      NOW, THEREFORE, for the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and Sufficiency of which is hereby acknowledged, Seller and Purchaser hereby amend the Contract as follows:

      1. Section 8.1 of the Contract is hereby deleted in its entirety and the following is substituted in lieu thereof:

            Section 8.1 Seller's Finish-Out Obligation. Seller must substantially complete the Seller's Improvements by August 18, 1999. As used herein, the term "Seller's Improvements" shall mean the finish-out of the portion of the Improvements (the "Warehouse Space") depicted on Exhibit "D", attached hereto and made a part hereof for all purposes, so that the Warehouse Space is "finished-out" to a standard of quality that is consistent with either the space in the Improvements occupied by Seller for office purposes or the space occupied by other presently existing tenants for retail purposes. Seller's obligations under this Section 8.1 shall survive the Closing, and shall inure to the benefit of Purchaser, its successors and assigns, including 11103 West Avenue, San
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            Antonio, Ltd. Failure of Seller to comply with the terms of Section
            8.2 below shall Constitute a default under this Section 8.1.

      2. Section 8.2 of the Contract is hereby deleted in its entirety and the following is substituted in lieu thereof:

            Section 8.2 Letter of Credit. At the Closing (as hereafter defined) Seller shall deliver to Purchaser an Irrevocable Standby Letter of Credit (the "Letter of Credit") in tile form attached hereto as Exhibit "E" to secure completion of Seller's Improvements. If Seller has neither (i) completed Seller's Improvements within thirty (30) days prior to the expiration of the Letter of Credit, nor (ii) obtained a Renewal of the Letter of Credit (the "Renewal Letter of "Credit") in the same form as the Letter of Credit, but with expiration date no sooner than September 18, 1999, then Seller shall be deemed to be in default under Section 8.1 above. Upon completion of Seller's Improvements, Purchaser shall return the original Letter of Credit, or the Renewal Letter of Credit, as the case may be, to Seller. Purchaser's covenant to return the Letter of Credit, or the Renewal Letter of Credit, upon completion of Seller's Improvements shall survive the Closing.

      3. Exhibit "E" to the Contract shall be deleted, and Exhibit "E" attached hereto shall be substituted in lieu thereof.

      3. Except as expressly amended by the terms of this Third Amendment, all of the terms and conditions of the Contract shall be, remain and continue in full force and effect as set forth in the Contract.

      4. This Third Amendment may be executed in one or more counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document. Copies of the executed other& transmitted by telefax (i.e. facsimile copies) may be accepted as originals provided that the originals are substantially contemporaneously mailed or delivered, by a recognized overnight courier or by hand delivery, to the Title Company (as defined in the Contract).

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      EXECUTED to be effective as of the date first written above.

                                       SELLER:

                                       EYE CARE CENTERS OF AMERICA, INC.,
                                       a Texas corporation


                                       By:     ______________________________
                                       Name:   ______________________________
                                       Title:   ______________________________

                                       PURCHASER:


                                       ____________________________________
                                       John D. Byram

                                       DALLAS MINI #262, LTD., a
                                       Texas limited partnership

                                       By:  JDB Real Properties, Inc., a
                                       Texas corporation, General Partner


                                       By:  ___________________________
                                           Gary D. Stillwell, President


                                       DALLAS MINI #343, LTD. a
                                       Texas limited partnership

                                       By: Diller Corporation, a
                                       Texas corporation, General Partner


                                       By: __________________________
                                           Gary D. Stillwell, President


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Receipt of a copy of this Amendment is hereby acknowledged this ___ day of
August, 1997

                                       CHICAGO TITLE INSURANCE COMPANY


                                       By:     ______________________________
                                       Title:  ______________________________

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